Exhibit 99.3

CONSENT FORM

CBS RADIO INC.

a wholly owned subsidiary of Entercom Communications Corp.

Solicitation of Consents to the Proposed Amendment to the Indenture

Relating to the 7.250% Senior Notes Due 2024

(CUSIP Nos. 124847 AC8 and U12496 AA0)

TO: D.F. King & Co., Inc. (as Tabulation Agent)

For a Consent Fee of up to $5.00 per $1,000 Principal Amount

The Consent Solicitation is made by CBS Radio Inc., a Delaware corporation (the “Issuer”), only to Holders (as defined below) as of the Record Date (as defined below) of its 7.250% Senior Notes Due 2024 (the “Notes”) as described in the accompanying Consent Solicitation Statement dated December 1, 2017 (the “Statement”). The Statement and the instructions accompanying this Consent Form should be read carefully before this Consent Form is completed. Capitalized terms used but not defined herein have the meanings ascribed to them in the Statement.

The Consent Solicitation will expire at 5:00 p.m., New York City time, on December 8, 2017 or such later time and date to which the Consent Solicitation is extended (such time and date, the “Expiration Time”). Consents may be revoked at any time prior to the “Consent Date,” which is the earlier of (a) the Effective Date (as defined below) and (b) the Expiration Time. The Issuer intends to execute a Supplemental Indenture (as defined in the Statement) promptly following receipt of the Requisite Consents (as defined in the Statement). The date on which the Supplemental Indenture is executed in connection with the Consent Solicitation is referred to as the “Effective Date.” The Proposed Amendment (as defined below) will become operative only upon satisfaction of all Conditions (as defined below) to the Consent Solicitation. Please review the Statement carefully.

In the event that the Conditions to the Consent Solicitation, including, without limitation, the receipt of the Requisite Consents and the provisions of the Supplemental Indenture having become operative, are satisfied or waived, the Issuer will, as promptly as reasonably practicable after the Expiration Time, pay to the Holders of outstanding Notes who delivered valid and unrevoked Consents prior to the Expiration Time a cash payment of $5.00 per $1,000 principal amount of Notes for which Consents have been delivered by such Holder (the “Consent Fee”). Holders of Notes for which no Consent is delivered will not receive the Consent Fee, even though the Proposed Amendment, if approved, will bind all Holders and their transferees.

The Issuer’s obligation to accept valid and unrevoked Consents in respect of the Notes and to pay the Consent Fee in respect of such Consents is conditioned upon satisfaction, or waiver by the Issuer, of the following conditions: (1) receipt by the Tabulation Agent prior to the Expiration Time of valid and unrevoked Requisite Consents from Holders of the Notes; (2) the execution by the Issuer and the Trustee of a Supplemental Indenture embodying the Proposed Amendment; (3) the absence of any law or regulation which would, and the absence of any injunction or action or other proceeding (pending or threatened) which (in the case of any action or proceeding if adversely determined) would, make unlawful or invalid or enjoin the implementation of the Proposed Amendment or the payment of the Consent Fee or that would question the legality or validity thereof; and (4) all of the provisions of the Supplemental Indenture becoming operative (collectively, the “Conditions”).

Any Holders of the Notes desiring to consent to the Proposed Amendment must complete, execute and deliver their Consent Form by mail (first-class postage prepaid), hand delivery, overnight courier or by facsimile transmission (with an original to be delivered within one business day of such facsimile transmission by overnight courier) to the Tabulation Agent (not to the Issuer) at the address or facsimile number set forth on the back of this Consent Form in accordance with the instructions set forth herein and in the Statement. However, the Issuer reserves the right to accept any Consent received by it. Under no circumstances should any person tender or deliver Notes to the Issuer or the Tabulation Agent at any time.

Except as provided in this paragraph, “Holder” means each person shown on the record of the registrar for the Notes as a holder at 5:00 p.m., New York City time, on November 28, 2017 (the “Record Date”). For purposes of the Consent Solicitation, The Depository Trust Company (“DTC”) has authorized DTC participants (“DTC Participants”) set forth in the position listing of DTC as of the Record Date to execute Consent Forms as if they were the Holders of the Notes held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such DTC Participants. Any beneficial owner of Notes who is not a Holder of such Notes must arrange with the person who is the Holder or such Holder’s assignee or nominee to execute and deliver a Consent Form on behalf of such beneficial owner.

CONSENT OF HOLDER(S) OF 7.250% SENIOR NOTES DUE 2024

By execution hereof, the undersigned acknowledges receipt of the Statement. The undersigned hereby represents and warrants that the undersigned is a Holder of the Notes indicated below and has full power and authority to take the action indicated below in respect of such Notes. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to perfect the undersigned’s Consent.

The undersigned acknowledges that the undersigned must comply with the provisions of this Consent Form, and complete the information required herein, to validly consent to the Proposed Amendment set forth in the Statement. In the event that certain conditions described in the Statement, including, without limitation, the receipt of the Requisite Consents and the provisions of the Supplemental Indenture having become operative, are satisfied or waived, the Issuer will, as promptly as reasonably practicable after the Expiration Time, pay to the Holders of outstanding Notes who delivered valid and unrevoked Consents prior to the Expiration Time the Consent Fee for the Notes for which Consents have been delivered by such Holder.

The Issuer’s obligation to accept valid and unrevoked Consents in respect of the Notes and to pay the Consent Fee in respect of such Consents is conditioned upon satisfaction, or waiver by the Issuer, of the following conditions: (1) receipt by the Tabulation Agent prior to the Expiration Time of valid and unrevoked Requisite Consents from Holders of the Notes; (2) the execution by the Issuer and the Trustee of a Supplemental Indenture embodying the Proposed Amendment; (3) the absence of any law or regulation which would, and the absence of any injunction or action or other proceeding (pending or threatened) which (in the case of any action or proceeding if adversely determined) would, make unlawful or invalid or enjoin the implementation of the Proposed Amendment or the payment of the Consent Fee or that would question the legality or validity thereof; and (4) all of the provisions of the Supplemental Indenture becoming operative.

Please indicate by marking the appropriate box below whether you wish to:

(i) consent to the Proposed Amendment to the Indenture; or

(ii) not consent to the Proposed Amendment to the Indenture.

The undersigned acknowledges that a Consent Form delivered and not revoked pursuant to any one of the procedures described under the headings “Principal Terms of the Consent Solicitation” and “Procedures for Delivering Consents” in the Statement and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the Conditions of the Consent Solicitation. The undersigned further understands that if no box is checked, but this Consent Form is executed and delivered to the Tabulation Agent, the undersigned will be deemed to have consented to the Proposed Amendment. The undersigned hereby agrees that it will not revoke any Consent it grants hereby except in accordance with the procedures set forth herein and in the Statement.

Notes

(CUSIP Nos. 124847 AC8 and U12496 AA0)

CONSENT	DO NOT CONSENT
☐	☐

Unless otherwise specified in the table below, this Consent Form relates to the total principal amount of Notes held of record by the undersigned at the close of business on the Record Date. If this Consent Form relates to less than the total principal amount of Notes so held, the undersigned has listed on the table below the serial numbers (with respect to Notes not held by depositaries) and principal amount of Notes for which consent is hereby given. If the space provided below is inadequate, list the certificate numbers and aggregate principal amounts on a separate signed schedule and affix such list to this Consent Form.

DESCRIPTION OF THE NOTES AS TO WHICH CONSENTS ARE GIVEN

Name and Address of Holder	DTC Participant Number(s)	Aggregate Principal Amount of Notes**	Principal Amount With Respect to Which Consents Are Given**

Total Principal Amount of 7.250% Senior Notes Due 2024 (CUSIP Nos. 124847 AC8 and U12496) Consenting: $

**	Unless otherwise indicated in the column labeled “Principal Amount With Respect to Which Consents Are Given,” the Holder will be deemed to have consented in respect of the entire aggregate principal amount indicated in the column labeled “Aggregate Principal Amount of Notes.” All principal amounts must be in minimum denominations of $2,000 or an integral multiple of $1,000 in excess thereof.

The undersigned authorizes the Tabulation Agent to deliver this Consent Form and any proxy delivered in connection herewith to the Issuer as evidence of the undersigned’s actions with respect to the Proposed Amendment.

IMPORTANT – READ CAREFULLY

If this Consent Form is executed by the Holder, it must be executed in exactly the same manner as the name of the Holder appears on the Notes. An authorized DTC Participant must execute this Consent Form exactly as its name appears on DTC’s position listing as of the Record Date. If Notes are held of record by two or more joint Holders, all such Holders must sign this Consent Form. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit proper evidence satisfactory to the Issuer of such person’s authority to so act. If a Holder has Notes registered in different names, separate Consent Forms must be executed covering each form of registration. If a Consent Form is executed by a person other than the Holder, then such person must have been authorized by proxy or in some other manner acceptable to the Issuer to execute this Consent Form with respect to the applicable Notes on behalf of the Holder. Any beneficial owner of Notes who is not a Holder of record of such Notes must arrange with the person who is the Holder of record or such Holder’s assignee or nominee to execute and deliver this Consent Form on behalf of such beneficial owner.

SIGN HERE

Signature(s) of Holder(s)

Date:

Name(s):
(Please Print)

Capacity (full title):

Address (with Zip Code):

Telephone No. (with Area Code):

Taxpayer ID or SSN:

GUARANTEE OF SIGNATURE(S)

(If required, see instructions 5 and 6 below)

Authorized Signature:

Name and Title:
(Please Print)

Date:

Name of Firm:

CONSENT FEE INSTRUCTIONS

Subject to the terms and conditions set forth herein and in the Statement, the Issuer agrees to make an aggregate cash payment of $5.00 per $1,000 principal amount of Notes (the “Consent Fee”) to each Holder who timely delivers to the Tabulation Agent a valid and effective Consent that is not subsequently properly revoked and that is accepted by the Issuer. The Consent Fee will be paid as stated under the heading “Principal Terms of the Consent Solicitation—Consent Fee” in the Statement. The Consent Fee will be paid only to Holders whose Consent Forms are received by the Tabulation Agent prior to 5:00 p.m., New York City time, on December 8, 2017 unless extended, and so accepted by the Issuer in connection with the Consent Solicitation. Holders whose Consent Forms are not received by the Tabulation Agent prior to the Expiration Time or that are revoked will NOT be entitled to a Consent Fee. The method of delivery of all documents, including fully executed Consent Forms, is at the election and risk of the Holder.

In order for a Consent to be valid and effective, (a) this Consent Form must be properly completed, executed and received by the Tabulation Agent prior to the Expiration Time and (b) the Consent must not thereafter be properly revoked as provided herein and in the Statement.

The Issuer’s obligation to accept Consents and to pay the Consent Fee in respect of such Consents is conditioned upon satisfaction, or waiver by the Issuer, of the following conditions: (1) receipt by the Tabulation Agent prior to the Expiration Time of valid and unrevoked Requisite Consents from Holders of Notes; (2) the execution by the Issuer and the Trustee of a Supplemental Indenture embodying the Proposed Amendment; (3) the absence of any law or regulation which would, and the absence of any injunction or action or other proceeding (pending or threatened) which (in the case of any action or proceeding if adversely determined) would, make unlawful or invalid or enjoin the implementation of the Proposed Amendment or the payment of the Consent Fee or that would question the legality or validity thereof; and (4) all of the provisions of the relevant Supplemental Indenture becoming operative.

If the Conditions specified above are not satisfied or waived with respect to the Consent Solicitation (to the extent permitted by applicable law) prior to the Expiration Time, or such later date as the Issuer may specify, the Issuer may, in its sole discretion and without giving any notice, allow the Consent Solicitation to lapse, or extend the solicitation period and continue soliciting Consents in connection with such Consent Solicitation. Subject to applicable law, the Consent Solicitation may be abandoned or terminated for any reason at any time, in which case any Consents received will be voided and no Consent Fee will be paid to any Holders.

The Consent Fee may be disbursed by the Tabulation Agent to the Holder(s) (not to the beneficial owners of the Notes) by wire transfer or by check. If wire transfer instructions are not provided, the Consent Fee will be paid by check. Please indicate below to whom the Consent Fee should be paid.

For check:

SPECIAL PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if the check for the Consent Fee is to be issued in the name of and sent to someone other than the undersigned	To be completed ONLY if the check for the Consent Fee is to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in this Consent Form.

Issue Check to:	Mail Check to:

Name (Print):	Address (Print):

Address (with Zip Code): (Tax identification or social security number) (Please also complete the enclosed IRS Form W-9 or appropriate IRS Form W- 8, as applicable)	Address (with Zip Code): (Tax identification or social security number) (Please also complete the enclosed IRS Form W-9 or appropriate IRS Form W- 8, as applicable)

For wire transfer:

WIRE TRANSFER INSTRUCTIONS

(Please Print)

Bank Name:

City, State:

ABA #:

Account Name:

Checking A/C #:

f/f/c #:

Re:

INSTRUCTIONS FOR CONSENTING HOLDERS, FORMING PART

OF THE TERMS AND CONDITIONS OF THE CONSENT SOLICITATION

1. Delivery of this Consent Form. Upon the terms and subject to the conditions set forth herein and in the Statement, a properly completed and duly executed copy of this Consent Form and any other documents required by this Consent Form must be received by the Tabulation Agent at the address or facsimile number set forth on the back cover of this Consent Form prior to the Expiration Time (provided that the executed original of each document sent by facsimile transmission prior to the Expiration Time must be delivered to the Tabulation Agent within one business day by overnight courier). The method of delivery of this Consent Form and all other required documents to the Tabulation Agent is at the risk of the Holder, and the delivery will be deemed made only when actually received by the Tabulation Agent. In all cases, sufficient time should be allowed to assure timely delivery. If the delivery is by U.S. mail, it is suggested that the Holder use registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Time to permit delivery to the Tabulation Agent prior to such date. No Consent Form should be sent to any person other than the Tabulation Agent.

Any beneficial owner of Notes who is not a Holder of such Notes must arrange with the person who is the Holder (e.g., held in the name of DTC or the beneficial owner’s broker, commercial bank, trust company or other nominee institution) or such Holder’s assignee or nominee to execute and deliver this Consent Form on behalf of such beneficial owner.

2. Expiration Time. The Consent Solicitation expires at 5:00 p.m., New York City time, on December 8, 2017 unless the Issuer, in its sole discretion, extends the period during which the Consent Solicitation is open, in which case the term “Expiration Time” shall mean the latest date and time to which the Consent Solicitation is extended. In order to extend the Expiration Time, the Issuer will notify the Tabulation Agent and the Holders in writing or orally of any extension and will make a public announcement thereof. The Issuer may extend the Consent Solicitation on a daily basis or for such specified period of time as it determines, in its sole discretion. Failure by any Holder or beneficial owner of the Notes to be so notified will not affect the extension of the Consent Solicitation.

3. Questions Regarding Validity, Form, Legality, etc. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Consents and revocations of Consents will be resolved by the Issuer, whose determination will be binding. The Issuer reserves the absolute right to reject any or all Consents and revocations that are not in proper form or the acceptance of which could, in the opinion of the Issuer’s counsel, be unlawful. The Issuer also reserves the right to waive any irregularities in connection with deliveries which it may require to be cured within such time as it determines, whether or not similar irregularities or defects are waived in the case of the other Holders. None of the Issuer, the Tabulation Agent or any other person shall have any duty to give notification to any Holder of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Unless the Issuer otherwise determines, deliveries of Consent Forms or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. The Issuer’s interpretation of the terms and conditions of the Consent Solicitation (including this Consent Form and the accompanying Statement and the instructions hereto and thereto) will be final and binding on all parties.

4. Holders Entitled to Consent. Only a Holder as defined herein (or its representative or attorney-in-fact) or another person who has complied with the procedures set forth below may execute and deliver a Consent Form. For purposes of the Consent Solicitation, the term “Holder” shall be deemed to include DTC Participants through which a beneficial owner’s Notes may be held of record as of the Record Date in DTC. Any beneficial owner or registered holder of Notes who is not the Holder thereof (e.g., held in the name of DTC or the beneficial owner’s broker, dealer, commercial bank, trust company or other nominee institution) must arrange with such Holder(s) or such Holder’s assignee or nominee to execute and deliver this Consent Form to the Tabulation Agent on behalf of such beneficial owner. All properly completed and executed Consent Forms received prior to the Expiration Time will be counted, notwithstanding any transfer of the Notes to which such Consent Form relates, unless the Tabulation Agent receives from the Holder who submitted this Consent Form (or a subsequent Holder which has received a proxy from the relevant Holder) a written notice of revocation or a changed Consent Form bearing a date later than the date of the prior Consent Form prior to the Consent Date.

5. Signatures on this Consent Form. If this Consent Form is signed by the Holder(s) of the Notes with respect to which the Consent is given, the signature(s) of such Holder(s) must correspond with the name(s) as contained on the books of the register maintained by the Trustee or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever.

If any of the Notes with respect to which the Consent is given were held of record on the Record Date by two or more joint Holders, all such Holders must sign this Consent Form. If any Notes with respect to which the Consent is given have different Holders, it will be necessary to complete, sign and submit as many separate copies of this Consent Form and any necessary accompanying documents as there are different Holders.

If this Consent Form is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate such fact when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Consent Form.

6. Signature Guarantees. All signatures on this Consent Form must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a “Medallion Signature Guarantor”), unless the Consents are delivered (i) by a registered Holder (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) who has not completed any of the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” on the Consent Form or (ii) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondence in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the Notes are registered in the name of a person other than the signer of the Consent Form, then the signature on the Consent Form must be guaranteed by a Medallion Signature Guarantor as described above. If the Holder of the Notes is a person other than the signer of this Consent Form, see Instruction 5.

7. Revocation of Consent. Any Holder of the Notes as to which a Consent has been given may revoke such Consent as to such Notes or any portion of such Notes (in minimum denominations of $2,000 or an integral multiple of $1,000 in excess thereof) by delivering a written notice of revocation or a changed Consent Form bearing a date later than the date of the prior Consent Form to the Tabulation Agent at any time prior to the Consent Date. The transfer of the Notes after the Record Date will not have the effect of revoking any Consent theretofore validly given by a Holder of such Notes, and each properly completed and executed Consent Form will be counted notwithstanding any transfer of the Notes to which such Consent relates, unless the procedure for revoking Consents described below has been complied with.

To be effective, a notice of revocation must be in writing, must contain the name of the Holder and the aggregate principal amount of the Notes to which it relates and must be (a) signed in the same manner as the original Consent Form or (b) signed by the transferee of the relevant Notes and accompanied by a duly executed proxy or other authorization from the relevant Holder (in form satisfactory to the Issuer). All revocations of Consents must be sent to the Tabulation Agent at the address set forth on the back cover of this Consent Form.

To be effective, the revocation must be executed by the Holder of such Notes in the same manner as the name of such Holder appears on the books of the register maintained by the Trustee or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever. If a revocation is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of the Consent will be effective only as to the Notes listed on the revocation and only if such revocation complies with the provisions of this Consent Form and the Statement. Only a Holder of the Notes is entitled to revoke a Consent previously given. A beneficial owner of the Notes must arrange with the Holder to execute and deliver on its behalf a revocation of any Consent already given with respect to such Notes. A transfer of Notes after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to the relevant Consent to the Proposed Amendment. A purported notice of revocation that is not received by the Tabulation Agent in a timely fashion and accepted by the Issuer as a valid revocation will not be effective to revoke a Consent previously given.

A revocation of a Consent may be rescinded only by the delivery to the Tabulation Agent at the address set forth on the back cover of this Consent Form of a written notice of revocation or the execution and delivery of a new Consent Form. A Holder who has delivered a revocation may thereafter deliver a new Consent Form by following one of the described procedures at any time prior to the Expiration Time.

Prior to the Expiration Time, the Issuer intends to consult with the Tabulation Agent to determine whether the Tabulation Agent has received any revocations of Consents. The Issuer reserves the right to contest the validity of any such revocations.

8. Waiver of Conditions. The Issuer reserves the absolute right, subject to applicable law, at any time prior to the effectiveness of the Proposed Amendment, to amend, waive or modify the terms and conditions of the Consent Solicitation as described in the Statement.

9. Termination. The Issuer reserves the right, in its sole discretion and regardless of whether any of the Conditions applicable to the Consent Solicitation as described under the heading “Principal Terms of the Consent Solicitation—Conditions to the Consent Solicitation” in the Statement have been satisfied, subject to applicable law, at any time prior to the effectiveness of the Proposed Amendment, to terminate the Consent Solicitation for any reason. In the event the Consent Solicitation is abandoned or terminated prior to the effectiveness of the Proposed Amendment, any Consents received in connection with such Consent Solicitation will be voided and no Consent Fee will be paid with respect to such Consents.

10. Questions and Requests for Assistance and Additional Copies. Questions concerning the terms of the Consent Solicitation and requests for assistance in completing this Consent Form, or requests for additional copies of the Statement, this Consent Form or other related documents, should be directed to the Information Agent at the address and telephone number set forth on the back cover of this Consent Form.

Questions concerning the terms of the Consent Solicitation and requests for assistance in completing this Consent Form may also be directed to the Solicitation Agent.

11. Information Reporting and Backup Withholding. Payments of the Consent Fee may be subject to information reporting and backup withholding, currently at a rate of 28%. Each consenting Holder is required to provide the Tabulation Agent with such Holder’s correct taxpayer identification number, generally the Holder’s social security or federal employer identification number, on the Form W-9, which is provided below or, alternatively, to establish another basis for exemption from backup withholding. Each consenting Holder that is a foreign person, including entities, must submit an appropriate properly completed IRS Form W-8 certifying, under penalties of perjury, to such Holder’s foreign status in order to establish an exemption from backup withholding. An appropriate Form W-8 can be obtained from the Tabulation Agent. See “Certain U.S. Federal Income Tax Considerations” in the Statement.

Form **W-9**
(Rev. November 2017)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

► Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See Specific Instructions on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ► ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ►

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ - ☐☐ - ☐☐☐☐

or

Employer identification number

☐☐ - ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ►** **Date ►**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 11-2017)

Form W-9 (Rev. 11-2017) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships*, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 11-2017) Page 3 Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. Specific Instructions Line 1 You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return. If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9. a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name. Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application. b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2. c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2. d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2. e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN. Line 2 If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2. Line 3 Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3. IF the entity/person on line 1 is THEN check the box for a(n) • Corporation Corporation • Individual Individual/sole proprietor or single- • Sole proprietorship, or member LLC • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes. • LLC treated as a partnership for Limited liability company and enter U.S. federal tax purposes, the appropriate tax classification. • LLC that has filed Form 8832 or (P= Partnership; C= C corporation; 2553 to be taxed as a corporation, or S= S corporation) or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes. • Partnership Partnership • Trust/estate Trust/estate Line 4, Exemptions If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you. Exempt payee code. • Generally, individuals (including sole proprietors) are not exempt from backup withholding. • Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends. • Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions. • Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC. The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4. 1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2) 2—The United States or any of its agencies or instrumentalities 3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities 4—A foreign government or any of its political subdivisions, agencies, or instrumentalities 5—A corporation 6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession 7—A futures commission merchant registered with the Commodity Futures Trading Commission 8—A real estate investment trust 9—An entity registered at all times during the tax year under the Investment Company Act of 1940 10—A common trust fund operated by a bank under section 584(a) 11—A financial institution 12—A middleman known in the investment community as a nominee or custodian 13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 11-2017) Page 4 The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13. IF the payment is for THEN the payment is exempt for Interest and dividend payments All exempt payees except for 7 Broker transactions Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. Barter exchange transactions and Exempt payees 1 through 4 patronage dividends Payments over $600 required to be Generally, exempt payees reported and direct sales over 1 through 52 $5,0001 Payments made in settlement of Exempt payees 1 through 4 payment card or third party network transactions 1 See Form 1099-MISC, Miscellaneous Income, and its instructions. 2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency. Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code. A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37) B—The United States or any of its agencies or instrumentalities C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i) E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i) F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state G—A real estate investment trust H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940 I—A common trust fund as defined in section 584(a) J—A bank as defined in section 581 K—A broker L—A trust exempt from tax under section 664 or described in section 4947(a)(1) M—A tax exempt trust under a section 403(b) plan or section 457(g) plan Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed. Line 5 Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records. Line 6 Enter your city, state, and ZIP code. Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN. Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days. If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8. Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise. For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier. Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 11-2017) Page **5**

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 11-2017) Page 6 The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027. Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk. Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

CONSENT FORM

CBS RADIO INC.

Questions and requests for assistance or additional copies of the Consent Documents, the Indenture and the documents incorporated by reference into the Statement may be directed to the Information Agent at the address and telephone number set forth below. Holders should retain their Notes and not deliver any Notes to the Tabulation Agent or the Information Agent. Duly executed Consents should be sent to the Tabulation Agent at the address set forth below in accordance with the instructions set forth in the Consent Documents:

The Tabulation Agent and the Information Agent for the Consent Solicitation is

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Attention: Andrew Beck

E-mail: entercom@dfking.com

Toll free: (866) 796-7184

Banks and Brokers call: (212) 269-5550

Facsimile: (212) 709-3328

(For Eligible Institutions only):

Confirmation: (212) 269-5552

By Mail, by Overnight Courier or by Hand:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Questions and requests for assistance may be directed to the Solicitation Agent at the address and telephone number set forth below. A Holder may also contact its broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation.

The Solicitation Agent for the Consent Solicitation is:

RBC Capital Markets, LLC

Three World Financial Center

200 Vesey Street, 8th floor

New York, New York 10281

Attn: Liability Management

Telephone: (212) 618-7843

Toll free: (877) 381-2099